UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10101 S. Robert Road, Suite 209 Palos Hills, Illinois	60465
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 718-705-8770

____________________________________________

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2025, BrooQLy Inc. (dba Dynamic Aerospace Systems Corporation), a Nevada corporation (the “Company”) entered into an Equity Purchase Agreement (the “ELOC”) with Platinum Point Capital LLC, a Nevada limited liability company (the “Purchaser”) pursuant to which the Purchaser committed to purchase up to $15,000,000 (the “Maximum Amount”) of the Company’s Common Stock (the “Financing”). In connection with the execution of the ELOC, the Company issued 600,000 shares of the Company’s Common Stock to the Purchaser as a commitment fee (the “Commitment Shares”). In connection with the Financing, the Company and the Purchaser also entered into a Registration Rights Agreement (the “ELOC RRA”).

Upon filing and effectiveness of a Registration Statement on Form S-1 to register the Advance Shares (defined below) and provided other closing conditions are met, from time to time over the term of the ELOC, the Company shall have the right, but not the obligation, to direct the Purchaser to purchase shares of the Company’s Common Stock (the “Advance Shares”) in a maximum amount of one hundred percent (100%) of the average daily trading volume over the five trading days preceding the applicable advance date. At any time and from time to time during the three-year term of the ELOC (the “Commitment Period”), the Company may deliver a notice to Purchaser (the “Advance Notice”) and shall deliver the Advance Shares to Purchaser via DWAC (as defined in the ELOC) on the next trading day. The purchase price (the “Purchase Price”) for the Advance Shares shall equal 90.0% of the gross proceeds received by the Purchaser for the resale of the Advance Shares during the three consecutive trading days immediately following the date an Advance Notice is delivered (the “Valuation Period”). The closing of an Advance Notice shall occur within two trading days following the end of the respective Valuation Period, whereby the Purchaser shall deliver the Investment Amount (as defined below) to the Company by wire transfer of immediately available funds. The Company shall not deliver another Advance Notice to Purchaser within one trading day of a prior closing of Advance Shares. The “Investment Amount” means the aggregate Purchase Price for the Advance Shares purchased by the Purchaser, minus clearing costs payable to the Purchaser’s broker or to the Company’s transfer agent for the issuance of the Advance Shares.

The right of the Company to issue and sell the Advance Shares to the Purchaser is subject to the satisfaction of certain closing conditions, including, but not limited to, (i) a Registration Statement on Form S-1 registering for resale by the Purchaser of the Advance Shares and Commitment Shares being declared effective by the SEC, (ii) accuracy of the Company’s representations and warranties, (iii) the Company’s performance under the ELOC in all material respects, (iv) No suspension of trading or delisting of Common Stock, (v) the limitation of the Purchaser’s beneficial ownership of the Company’s Common Stock to no more than 4.99% of the Company’s then outstanding Common Stock, (vi) the Company maintaining its DWAC-eligible status, and (vii) the Company maintaining a sufficient share reserve.

The ELOC terminates upon the first to occur of (i) July 31, 2028; (ii) the date that $15,000,000 in Advance Shares have been purchased by the Purchaser; and (iii) the date that the Company terminates the ELOC, which may be terminated in the Company’s option at any time following effectiveness of the Registration Statement registering the resale of the Advance Shares, except that the ELOC cannot be terminated at any time the Purchaser holds any Advance Shares; and upon the Company’s entering into bankruptcy protection (such period of time that the ELOC is in place, the “Commitment Period”).

Pursuant to the ELOC, the Purchaser agreed, that neither it, nor any of its affiliates, will in any manner whatsoever, directly or indirectly, during the period commencing on the date of the ELOC and ending on (x) earlier of the date of the delivery of the first Advance Notice by the Company, and (y) the date that is six months from the date the ELOC was entered into (the “Lock-Up Termination Date”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, or otherwise transfer or dispose of, any shares of Common Stock; (ii) enter into any transaction that is designed to, or might reasonably be expected to, result in the transfer to another person, in whole or in part, any of the economic consequences of ownership of any shares of Common Stock (each, a “Disposition”); or (iii) publicly disclose the intention to make any Disposition or engage in any short sale, without the prior written consent of the Company.

While the Company has the obligation to maintain such share reserve while the ELOC is effective, the Company does not have the obligation to sell any Advance Shares to the Purchaser. Additionally, neither the Purchaser, nor any affiliate of the Purchaser acting on its behalf or pursuant to any understanding with it, will execute any short sales during the period from the date hereof to the end of the Commitment Period.

2

Additionally, the Company agreed not to issue any shares of common stock or other securities convertible or exercisable into common stock or enter into agreement to sell such securities, except for additional Advance Shares during each period beginning upon the submission of any Advance Notice and ending upon the close of the Trading Day on which the aggregate trading volume of our common stock over the trading days since issuance of such Advance Notice shall have exceeded 500% of the number of Advance Shares sold pursuant to such Advance Notice, unless waived by Platinum Point Capital,

The Company also agreed that so long as the ELOC remains in effect, the Company covenanted and agreed that it will not, without the prior written consent of Platinum Point Capital, enter into any other equity line of credit agreement with any other party or conduct an at-the-market offering, which consent may be granted or withheld in Platinum Point Capital’s sole and absolute discretion.

Registration Rights Agreement

In connection with the ELOC, the Company entered into the ELOC RRA with the Purchaser. Pursuant to the ELOC RRA, the Company is required to file a resale registration statement (the “ELOC Registration Statement”) with the SEC to register all Common Stock underlying the Advance Shares, and the Commitment Shares, within 30 days of the execution of the ELOC Agreement, and to have such ELOC Registration Statement declared effective within 5 trading days after the date notified by the SEC that the SEC is not reviewing the ELOC Registration Statement, in the event the Registration Statement is not reviewed by the SEC, or 120 days after the execution of the ELOC Agreement, in the event the ELOC Registration Statement is reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the Purchaser if the Company fails to file the ELOC Registration Statement when required, fails to cause the ELOC Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the ELOC Registration Statement.

The Company has agreed, among other things, to indemnify the Purchaser and its affiliates with respect to certain liabilities and to pay all fees and expenses incident to the Company’s obligations under the ELOC RRA.

The ELOC and the ELOC RRA contain customary affirmative and restrictive covenants and representations and warranties, customary conditions to closing of the sales of the Advance Shares, as well as customary indemnification obligations by each party, including for liabilities under the Securities Act, and other obligations of the parties and termination provisions.

The foregoing descriptions of the ELOC and the ELOC RRA are not complete and are qualified in their entirety by reference to the full text of the ELOC and the ELOC RRA, which are filed herewith as Exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance of the securities described in Item 1.01 was completed in accordance with the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) the negotiations for the issuance of the securities took place directly between the investor and the Company; and (d) the recipient of the securities made several representations of sophistication, experience, and ability to bear the risks of the investment.

3

Item 7.01. Regulation FD Disclosure

A press release, dated August 6, 2025, describing the entry into the ELOC is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of Equity Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrooQly Inc.

/s/ Kent Wilson
By: Kent Wilson
Title: CEO / Chairman of Board
Date: August 6, 2025

5